Exhibit 99.1

                                  PRESS RELEASE

                      For Immediate Release - July 16, 2003

FOR MORE INFORMATION, CONTACT:
John A. Scaldara, Jr., CFO
(410)423-8012

          Columbia Bancorp Reports a 22% Increase in Net Income for the
             Second Quarter 2003 and Record Assets of $1.06 Billion

      Columbia, Maryland (July 16, 2003) --- Columbia Bancorp (Nasdaq: CBMD), parent company of The Columbia Bank (the "Bank"), today announced net income for the second quarter of 2003 of $2.84 million ($.39 per diluted share) compared to $2.32 million ($.32 per diluted share) for the second quarter 2002, a 22.4% increase. Returns on average equity for the second quarter 2003 and 2002 were 14.3% and 13.0%, respectively. Returns on average assets for the second quarter 2003 and 2002 were 1.18% and 1.06%, respectively.

      Net income for the six months ended June 30, 2003 totaled $5.33 million ($.73 per diluted share) compared to $4.66 million ($.64 per diluted share), an increase of 14.5%. Return on average equity was 13.6% and 13.2% for the six months ended June 30, 2003 and 2002, respectively. Return on average assets was 1.14% for the six months ended June 30, 2003 compared to 1.09% for the same period in 2002.

SECOND QUARTER FINANCIAL HIGHLIGHTS

      o Assets surpassed $1 billion for the first time in the Company's fifteen-year history, totaling $1.06 billion at June 30, 2003.

      o Loans increased $84.0 million or 12.6% since June 30, 2002. Since December 31, 2002, loans grew $85.7 million, representing an annualized rate of growth of 25.8%.

      o Customer funding sources (deposits and other short-term borrowings from core customers) grew $127.2 million or 15.4% since June 30, 2002.

      o Credit quality remained exceptionally strong with nonperforming assets and past due loans totaling only $1.48 million or .14% of total assets. Net recoveries during the quarter totaled $21,000 or .01% of average loans.

      o Mortgage banking services remained very active with gains on sales of mortgage loans totaling $834,000, representing an increase of 148.2% compared to the second quarter 2002. Originations of retail construction and mortgage loans totaled $110.4 million during the second quarter 2003, up from $48.4 million during the same period in 2002.

DETAILED REVIEW OF FINANCIAL PERFORMANCE

      Total assets at June 30, 2003 were $1.06 billion, representing growth of $134.0 million or 14.5% since June 30, 2002. Loans, net of unearned income, totaled $750.5 million compared to $666.5 million at June 30, 2002, representing growth of $84.0 million or 12.6%. Growth in the loan portfolio since the end of the second quarter 2002 was primarily supported by strength in the Company's commercial, commercial mortgage, and real estate development and construction portfolios, which increased $39.9 million (21.4%), $23.0 million (21.2%), and $17.7 million (8.5%), respectively. Activity in the Company's consumer loan portfolio was also strong during the one-year period. Net growth, however, was mitigated by excessive payoff activity associated with mortgage refinancing, and totaled $5.6 million or 3.5%. Customer funding sources, representing deposits plus other short-term borrowings from core customers, increased 15.4% to $954.0 million at June 30, 2003. Shareholders' equity climbed 11.3% to $80.5 million at June 30, 2003.

      Operating performance through June 30, 2003 has primarily been driven by growth in net interest income and improved fee income. Net interest income increased 8.8% during the second quarter 2003 and 9.4% during the six months ended June 30, 2003 as compared to the corresponding periods of 2002 as a result of continued growth in the loan portfolio. Modest margin pressure resulting from the extraordinary rate environment mitigated the impact of growth in earning assets. The net interest margin (FTE) declined only eight basis points during the second quarter 2003 as compared to the second quarter 2002 and only six basis points during the six months ended June 30, 2003 as compared to the same period in 2002 as a result of successful efforts to aggressively lower the cost of interest-bearing customer funding sources. The Company remained asset sensitive at June 30, 2003. Action taken by the Federal Reserve on June 25, 2003 to reduce short-term rates twenty-five basis points will have a negative impact on the Company's net interest margin. While variable rate and selected fixed rate loans will reprice downward and maturing/called investment securities will be re-invested at lower yields, opportunities to further reduce deposit rates are limited. Any resulting decrease in the net interest margin must be offset by continued strong growth in the loan portfolio in order to maintain the growth in net interest income experienced in the first half of 2003. Growth in noninterest income during 2003 reflected continued strength in fee-based services, including growth in gains on sales of mortgage loans (up $498,000 and $667,000 during the quarter and six months of 2003 compared to 2002), fees charged for deposit services (up $124,000 and $201,000 for the quarter and six months) and commissions on the sales of financial services (up $43,000 and $127,000 during the quarter and six months of 2003). Noninterest expense increased 11.3% and 10.1% for the second quarter 2003 and six months ended June 30, 2003, respectively, as compared to the corresponding periods in 2002. As previously disclosed, noninterest expense in 2002 was reduced by recoveries of professional fees totaling $307,000. Exclusive of these recoveries, noninterest expense increased 6.3% and 7.6% for the second quarter 2003 and six months ended June 30, 2003, respectively, as compared to 2002. The efficiency ratio (FTE) improved to 58.1% during the quarter ended June 30, 2003 and 60.2% during the six months ended June 30, 2003 as the Company continued to effectively leverage its overhead infrastructure.

      Asset quality remained very strong at June 30, 2003, with nonperforming assets totaling $1.48 million. As of June 30, 2003, nonperforming assets represented only .14% of total assets. Net recoveries totaled $21,000, or .01% of average loans, during the second quarter. Net charge-offs for the six months ended June 30, 2003 totaled $24,000, or .01% of average loans. As a result of the significant loan growth during the first six months of 2003, the provision for loan losses increased from $758,000 in 2002 to $1.05 million in 2003. At June 30, 2003, the allowance for credit losses totaled $9.86 million, or 1.31% of loans, compared to $8.86 million, or 1.33% of loans, at June 30, 2002.

ABOUT COLUMBIA BANCORP

      Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp's Common Stock is traded on the National Market tier of The Nasdaq Stock MarketSM under the symbol "CBMD".

NON-GAAP PRESENTATION

      This press release includes disclosure and discussion of the net interest margin and efficiency ratio which are reported on a fully tax-equivalent basis ("FTE"). These ratios are non-GAAP financial measures as defined in Securities and Exchange Commission ("SEC") Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income and noninterest expenses. The GAAP-based net interest margin is calculated as net interest income divided by average earning assets. The GAAP-based efficiency ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. The net interest margin (FTE) and efficiency ratio (FTE) add a tax-equivalent adjustment to net interest income to reflect the added benefit of tax-free loans and investments. The non-GAAP net interest margin (FTE) was 4.45% and 4.53% for the quarters ended June 30, 2003 and 2002, respectively. The comparable GAAP-based net interest margins were 4.40% and 4.49%. The non-GAAP net interest margin (FTE) was 4.42% and 4.48% for the six months ended June 30, 2003 and 2002, respectively. The GAAP-based net interest margin was 4.37% and 4.45% for the comparable periods. The non-GAAP efficiency ratio (FTE) was 58.1% and 60.1% for the quarters ended June 30, 2003 and 2002, respectively. The GAAP-based efficiency ratio was 58.6% and 60.5% for the same periods. The non-GAAP efficiency ratio (FTE) was 60.2% and 62.1% for the six months ended June 30, 2003 and 2002, respectively. The GAAP-based efficiency ratio was 60.8% and 62.5% for the same periods. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

FORWARD-LOOKING STATEMENTS

      This press release contains forward-looking statements of goals, intentions and expectations concerning or based upon economic conditions, interest rates and other matters which are subject to significant uncertainties. Because of these uncertainties and the assumptions on which the statements in this press release are based, Columbia Bancorp's actual future results may differ materially from those expressed herein. Investors are cautioned not to place undue reliance on any forward-looking statements. Also, past results of operations may not be indicative of future results.

                                COLUMBIA BANCORP
                              Financial Highlights
                  (Dollars in Thousands Except Per-Share Data)

                                                                  As of and Six Months Ended         As of and Three Months Ended
                                                                           June 30,                             June 30,
                                                           -----------------------------------   -----------------------------------
                                                              2003           2002      % Change     2003          2002      % Change
                                                           -----------    ----------   --------  ----------   -----------   --------
                                                                          (unaudited)                         (unaudited)
SUMMARY OF OPERATING RESULTS:
    Tax equivalent interest income                         $    25,434    $   26,013      -2.2%  $   12,941   $    13,293      -2.6%
    Interest expense                                             5,670         8,028     -29.4%       2,757         3,967     -30.5%
       Tax equivalent net interest income                       19,764        17,985       9.9%      10,184         9,326       9.2%
    Tax equivalent adjustment                                      233           136      71.3%         113            73      54.8%
        Net interest income                                     19,531        17,849       9.4%      10,071         9,253       8.8%
    Provision for credit losses                                  1,050           758      38.5%         745           681       9.4%
    Noninterest income                                           4,378         3,266      34.0%       2,443         1,640      49.0%
    Noninterest expense                                         14,534        13,200      10.1%       7,336         6,591      11.3%
        Income before taxes                                      8,325         7,157      16.3%       4,433         3,621      22.4%
    Income tax provision                                         2,997         2,502      19.8%       1,596         1,304      22.4%
    Net income                                                   5,328         4,655      14.5%       2,837         2,317      22.4%

PER SHARE DATA:
    Net income :
        Basic                                              $      0.75    $     0.66      13.6%  $     0.40   $      0.33      21.2%
        Diluted                                            $      0.73    $     0.64      14.1%  $     0.39   $      0.32      21.9%
    Average number of shares outstanding:
        Basic                                                7,116,714     7,097,742       0.3%   7,117,805     7,097,964       0.3%
        Diluted                                              7,337,212     7,247,591       1.2%   7,346,462     7,274,443       1.0%
    Book value, at period end                              $     11.31    $    10.19      11.0%      na             na          na
    Tangible book value, at period end                           11.31         10.19      11.0%      na             na          na
    Cash dividends declared                                       0.25          0.22      13.6%  $    0.125   $     0.110      13.6%

PERIOD END DATA:
    Loans, net of unearned income                          $   750,509    $  666,504      12.6%
    Investment securities and securities
       available-for-sale                                      140,552       178,040     -21.1%
    Assets                                                   1,060,141       926,166      14.5%
    Noninterest-bearing deposits                               197,490       168,737      17.0%
    Interest-bearing deposits                                  586,507       532,159      10.2%
        Total deposits                                         783,997       700,896      11.9%
    Customer funding sources (a)                               953,987       826,823      15.4%
    Stockholders' equity                                        80,538        72,345      11.3%

PERFORMANCE RATIOS:
    Return on average assets                                      1.14%         1.09%                  1.18%        1.06%
    Return on average stockholders' equity                       13.60%        13.21%                 14.26%       12.95%
    Net interest margin (FTE)                                     4.42%         4.48%                  4.45%        4.53%
    Efficiency ratio (FTE)(c)                                    60.20%        62.11%                 58.10%       60.10%

CAPITAL RATIOS:
    Period-end capital to risk-weighted assets:
        Tier 1                                                    9.20%         9.43%
        Total                                                    10.33%        10.59%
    Period-end tier 1 leverage ratio                              8.34%         8.24%

ASSET QUALITY:
    Net recoveries (charge-offs)                           $       (24)   $       76    -131.6%  $       21   $       (43)    148.8%
    Nonperforming assets:
        Nonaccrual loans                                           720         1,126     -36.1%
        Restructured loans                                         643            --       na
        Loans 90+ days past due and accruing                       112           242     -53.7%
        Other real estate owned                                     --           619    -100.0%
            Total nonperforming assets and past due loans        1,475         1,987     -25.8%
    Allowance for credit losses to loans, net
         of unearned income, at period-end                        1.31%         1.33%
    Nonperforming and past-due loans to total
        loans, net of unearned income, at period-end              0.20%         0.21%
    Nonperforming assets and past-due loans
        to total assets, at period-end                            0.14%         0.21%
    Annualized net recoveries (charge-offs) to average
          loans, net of unearned income                          -0.01%         0.02%                  0.01%        -0.03%

                                COLUMBIA BANCORP
                              Financial Highlights
                  (Dollars in Thousands Except Per-Share Data)

                                                                As of and Six Months Ended         As of and Three Months Ended
                                                                         June 30,                             June 30,
                                                         ------------------------------------  -----------------------------------
                                                            2003           2002      % Change     2003          2002      % Change
                                                         -----------    ----------   --------  ----------   -----------   --------
                                                                        (unaudited)                         (unaudited)
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
    Noninterest income:
        Fees charged for deposit services                   $  1,932  $  1,731          11.6%    $    994      $    870        14.3%
        Gains on sales of mortgage loans, net of costs         1,465       798          83.6%         834           336       148.2%
        Net income on other real estate owned                     41        81         -49.4%          30            94       -68.1%
        Other noninterest income                                 940       656          43.3%         585           340        72.1%
                                                            --------  --------        ------     --------      --------      ------
                                                               4,378     3,266          34.0%       2,443         1,640        49.0%
    Noninterest expenses:
        Salaries and employee benefits                         7,835     7,278           7.7%       3,865         3,726         3.7%
        Occupancy, net                                         1,845     1,639          12.6%         920           812        13.3%
        Equipment                                                944       959          -1.6%         495           488         1.4%
        Data processing                                          894       763          17.2%         484           385        25.7%
        Marketing                                                567       488          16.2%         335           273        22.7%
        Other noninterest expenses                             2,449     2,073          18.1%       1,237           907        36.4%
                                                            --------  --------        ------     --------      --------      ------
                                                              14,534    13,200          10.1%       7,336         6,591        11.3%

AVERAGE BALANCES:
    Federal funds sold and
        interest-bearing deposits(b)                        $ 34,501  $  5,655         510.1%    $ 25,995      $  6,046       330.0%
    Investment securities and securities
        available-for-sale                                   151,530   174,996         -13.4%     151,508       178,178       -15.0%
    Loans, net of unearned income                            698,940   626,071          11.6%     721,274       639,537        12.8%
    Loans originated for sale (b)                             15,931     2,818         465.3%      19,945         2,406       729.0%
    Total earning assets                                     900,902   809,540          11.3%     918,722       826,167        11.2%
    Total assets                                             946,332   860,151          10.0%     965,980       877,436        10.1%
    lnterest-bearing deposits
        NOW accounts                                          89,078    70,348          26.6%      93,717        71,863        30.4%
        Savings and money market accounts                    192,332   165,266          16.4%     198,470       167,238        18.7%
        Time deposits                                        281,217   266,345           5.6%     280,242       275,511         1.7%
    Total deposits                                           727,128   643,399          13.0%     740,983       660,967        12.1%
    Short-term borrowings (b)                                111,364   120,835          -7.8%     115,939       120,366        -3.7%
    Long-term borrowings                                      20,000    20,000           0.0%      20,000        20,000         0.0%
    Total interest-bearing liabilities                       693,991   642,794           8.0%     708,368       654,978         8.2%
    Stockholders' equity                                      78,979    71,051          11.2%      79,775        71,786        11.1%

YIELD ANALYSIS:
    Federal funds sold and interest-bearing deposits            1.19%     1.68%                      1.18%         1.79%
    Investment securities and securities
        available-for-sale (FTE)                                4.64%     5.16%                      4.59%         5.10%
    Loans, net of unearned income (FTE)                         6.13%     6.89%                      6.02%         6.87%
    Total yield on earning assets (FTE)                         5.69%     6.48%                      5.65%         6.45%

    lnterest-bearing deposits
        NOW accounts                                            0.15%     0.24%                      0.10%         0.24%
        Savings and money market accounts                       0.73%     1.37%                      0.64%         1.38%
        Time deposits                                           2.84%     4.01%                      2.78%         3.76%
    Short-term borrowings                                       0.75%     1.67%                      0.69%         1.67%
    Long-term borrowings                                        5.42%     5.34%                      5.50%         5.33%
    Total cost of interest-bearing liabilities                  1.65%     2.52%                      1.56%         2.43%

----------
(a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

(b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

(c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

 Certain reclassifications of information previously reported have been made to conform with current presentation.

                                COLUMBIA BANCORP
                      Consolidated Statements of Condition
                             (Dollars in Thousands)

                                                                                   June 30,            June 30,         December 31,
                                                                                     2003                2002               2002
                                                                                  -----------          ---------         ---------
                                                                                           (unaudited)                   (audited)
Assets
Cash and due from banks                                                           $    55,410          $  41,580         $  37,909
Interest-bearing deposits with banks                                                      217                210               214
Federal funds sold                                                                     72,128             13,172           101,248
Investment securities                                                                  92,302            134,547           112,545
Securities available-for-sale                                                          48,250             43,493            38,953
Residential mortgage loans originated for sale                                         23,766              8,223            10,515

Loan receivables:
    Commercial                                                                        226,747            186,842           198,223
    Real estate development and construction                                          225,581            207,872           187,063
    Real estate mortgage:
        Residential                                                                    17,434             13,074            13,779
        Commercial                                                                    131,666            108,618           122,458
    Retail, principally second mortgage loans
        and residential equity lines of credit                                        149,360            148,102           143,359
    Other                                                                                 156              2,648               388
                                                                                  -----------          ---------         ---------
Total loans                                                                           750,944            667,156           665,270
      Less: unearned income, net of origination costs                                    (435)              (652)             (444)
               allowance for credit losses                                             (9,864)            (8,859)           (8,839)
                                                                                  -----------          ---------         ---------
Total loans, net                                                                      740,645            657,645           655,987

Other real estate owned                                                                    --                619               178
Property and equipment, net                                                             7,882              9,786             6,974
Prepaid expenses and other assets                                                      19,541             16,891            17,479
                                                                                  -----------          ---------         ---------

          Total assets                                                            $ 1,060,141          $ 926,166         $ 982,002
                                                                                  ===========          =========         =========

Liabilities
Deposits:
      Noninterest-bearing                                                         $   197,490          $ 168,737         $ 171,182
      Interest-bearing                                                                586,507            532,159           559,431
                                                                                  -----------          ---------         ---------
          Total deposits                                                              783,997            700,896           730,613
Short-term borrowings                                                                 169,990            125,927           147,903
Long-term borrowings                                                                   20,000             20,000            20,000
Accrued expenses and other liabilities                                                  5,616              6,998             6,563
                                                                                  -----------          ---------         ---------
          Total liabilities                                                           979,603            853,821           905,079
                                                                                  -----------          ---------         ---------

Stockholders' equity
Common stock, $.01 par value per share; authorized
    10,000,000 shares; outstanding 7,118,529,
    7,099,135 and 7,109,607 shares, respectively                                           71                 71                71
Additional paid-in capital                                                             47,553             47,382            47,439
Retained earnings                                                                      32,957             24,862            29,408
Accumulated other comprehensive income                                                    (43)                30                 5
                                                                                  -----------          ---------         ---------
          Total stockholders' equity                                                   80,538             72,345            76,923
                                                                                  -----------          ---------         ---------

          Total liabilities and stockholders' equity                              $ 1,060,141          $ 926,166         $ 982,002
                                                                                  ===========          =========         =========

   Certain reclassifications of information previously reported have been made to conform with current presentation.

                                COLUMBIA BANCORP
           Consolidated Statements of Income and Comprehensive Income
                  (Dollars in Thousands Except Per-Share Data)

                                                                                     Six Months Ended          Three Months Ended
                                                                                         June 30,                   June 30,
                                                                                  ----------------------      ---------------------
                                                                                    2003          2002         2003          2002
                                                                                  --------       -------      -------      --------
                                                                                        (unaudited)                (unaudited)
Interest income:
    Loans                                                                         $ 21,587       $21,393      $11,075      $ 10,945
    Investment securities                                                            3,408         4,437        1,675         2,250
    Federal funds sold and interest-bearing deposits with banks                        206            47           78            25
                                                                                  --------       -------      -------      --------
          Total interest income                                                     25,201        25,877       12,828        13,220
                                                                                  --------       -------      -------      --------
Interest expense:
    Deposits                                                                         4,721         6,500        2,285         3,201
    Borrowings                                                                         949         1,528          472           766
                                                                                  --------       -------      -------      --------
          Total interest expense                                                     5,670         8,028        2,757         3,967
                                                                                  --------       -------      -------      --------
          Net interest income                                                       19,531        17,849       10,071         9,253
Provision for credit losses                                                          1,050           758          745           681
                                                                                  --------       -------      -------      --------
          Net interest income after provision
            for credit losses                                                       18,481        17,091        9,326         8,572
                                                                                  --------       -------      -------      --------
Noninterest income:
    Fees charged for deposit services                                                1,932         1,731          994           870
    Gains on sales of mortgage loans, net of costs                                   1,465           798          834           336
    Net income on other real estate owned                                               41            81           30            94
    Other                                                                              940           656          585           340
                                                                                  --------       -------      -------      --------
          Total noninterest income                                                   4,378         3,266        2,443         1,640
                                                                                  --------       -------      -------      --------
Noninterest expense:
    Salaries and employee benefits                                                   7,835         7,278        3,865         3,726
    Occupancy, net                                                                   1,845         1,639          920           812
    Equipment                                                                          944           959          495           488
    Data processing                                                                    894           763          484           385
    Marketing                                                                          567           488          335           273
    Cash management services                                                           290           298          149           159
    Professional fees                                                                  394            10          136          (155)
    Deposit insurance                                                                   98            89           49            44
    Other                                                                            1,667         1,676          903           859
                                                                                  --------       -------      -------      --------
          Total noninterest expense                                                 14,534        13,200        7,336         6,591
                                                                                  --------       -------      -------      --------
          Income before income taxes                                                 8,325         7,157        4,433         3,621
Income tax provision                                                                 2,997         2,502        1,596         1,304
                                                                                  --------       -------      -------      --------
          Net income                                                                 5,328         4,655        2,837         2,317
Other comprehensive income, net of tax -
    unrealized net gain (loss) on securities available-for-sale                        (48)           26          154           185
                                                                                  --------       -------      -------      --------
          Comprehensive income                                                    $  5,280       $ 4,681      $ 2,991      $  2,502
                                                                                  ========       =======      =======      ========

Per common share data:
    Net income:  Basic                                                            $   0.75       $  0.66      $  0.40      $   0.33
                 Diluted                                                              0.73          0.64         0.39          0.32

    Cash dividends declared                                                       $   0.25       $  0.22      $ 0.125      $   0.11

     Certain reclassifications of information previously reported have been made to conform with current presentation.

                                Columbia Bancorp
                            2003 Quarterly Highlights

                                                       2Q03           1Q03
                                                    -----------    -----------
SUMMARY OF OPERATING RESULTS:
    Tax-equivalent interest income                  $    12,941    $    12,493
    Interest expense                                      2,757          2,912
        Tax-equivalent net interest income               10,184          9,581
    Tax-equivalent adjustment                               113            120
        Net interest income                              10,071          9,461
    Provision for credit losses                             745            305
    Noninterest income                                    2,443          1,934
    Noninterest expense                                   7,336          7,199
        Income before taxes                               4,433          3,891
    Income tax provision                                  1,596          1,400
    Net income                                            2,837          2,491

PER SHARE DATA:
    Net income:
        Basic                                       $      0.40    $      0.35
        Diluted                                     $      0.39           0.34
    Average number of shares outstanding:
        Basic                                         7,117,805      7,115,612
        Diluted                                       7,346,462      7,290,541
    Book value, at period end                       $     11.31    $     11.02
    Tangible book value, at period end                    11.31          11.02
    Cash dividends declared                               0.125          0.125

PERIOD END DATA:
    Loans, net of unearned income                   $   750,509    $   696,322
    Investment securities and securities
       available-for-sale                               140,552        145,714
    Assets                                            1,060,141        993,570
    Noninterest-bearing deposits                        197,490        182,421
    Interest-bearing deposits                           586,507        565,106
        Total deposits                                  783,997        747,527
    Customer funding sources (a)                        953,987        890,197
    Stockholders' equity                                 80,538         78,422

PERFORMANCE RATIOS:
    Return on average assets                               1.18%          1.09%
    Return on average stockholders' equity                14.26%         12.92%
    Net interest margin (FTE)                              4.45%          4.40%
    Efficiency ratio (FTE) (c)                            58.10%         62.52%

CAPITAL RATIOS:
    Period-end capital to risk-weighted
       assets:
        Tier 1                                             9.20%          9.62%
        Total                                             10.33%         10.73%
    Period-end tier 1 leverage ratio                       8.34%          8.49%

ASSET QUALITY:
    Net recoveries (charge-offs)                    $        21    $       (45)
    Nonperforming assets:
        Nonaccrual loans                                    720            806
        Restructured loans                                  643             --
        Loans 90+ days past due and accruing                112            164
        Other real estate owned                              --             --
            Total nonperforming assets
              and past due loans                          1,475            970
    Allowance for credit losses to loans, net
        of unearned income, at period-end                  1.31%          1.31%
    Nonperforming and past-due loans to total
        loans, net of unearned income,
        at period-end                                      0.20%          0.14%
    Nonperforming assets and past-due loans
        to total assets, at period-end                     0.14%          0.10%
    Annualized net recoveries (charge-offs)
        to average loans, net of unearned income           0.01%         -0.03%

                                Columbia Bancorp
                            2003 Quarterly Highlights

                                                       2Q03           1Q03
                                                    -----------    -----------
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
    Noninterest income:
        Fees charged for deposit services           $       994    $       938
        Gains on sales of mortgage loans,
           net of costs                                     834            630
        Net income on other real estate owned                30             11
        Other noninterest income                            585            355
                                                    -----------    -----------
              Total noninterest income                    2,443          1,934

    Noninterest expenses:
        Salaries and employee benefits                    3,865          3,970
        Occupancy, net                                      920            924
        Equipment                                           495            448
        Data processing                                     484            410
        Marketing                                           335            232
        Other noninterest expenses                        1,237          1,215
                                                    -----------    -----------
              Total noninterest expenses                  7,336          7,199

AVERAGE BALANCES:
    Federal funds sold and interest
        bearing deposits                            $    25,995    $    43,101
    Investment securities and securities
        available-for-sale                              151,508        151,552
    Loans, net of unearned income                       721,274        688,230
    Total earning assets                                918,722        882,883
    Total assets                                        965,980        926,466
    Interest-bearing deposits:
        NOW accounts                                     93,717         84,388
        Savings and money market accounts               198,470        186,126
        Time deposits                                   280,242        282,201
    Total deposits                                      740,983        712,848
    Short-term borrowings (b)                           115,939        106,739
    Long-term borrowings                                 20,000         20,000
    Total interest-bearing liabilities                  708,368        679,454
    Stockholders' equity                                 79,775         78,182

YIELD ANALYSIS:
    Federal funds sold and interest
        bearing deposits                                   1.18%          1.20%
    Investment securities and securities
        available-for-sale                                 4.59%          4.69%
    Loans, net of unearned income (FTE)                    6.02%          6.25%
    Total yield on earning assets (FTE)                    5.65%          5.74%

    Interest-bearing deposits
        NOW accounts                                       0.10%          0.19%
        Savings and money market accounts                  0.64%          0.82%
        Time deposits                                      2.78%          2.90%
    Short-term borrowings                                  0.69%          0.81%
    Long-term borrowings                                   5.50%          5.34%
    Total cost of interest-bearing liabilities             1.56%          1.74%

----------
(a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

(b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

(c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

  Certain reclassifications of information previously reported have been made to conform with current presentation.

                                Columbia Bancorp
                            2002 Quarterly Highlights

                                                                4Q02            3Q02            2Q02            1Q02
                                                            -----------------------------------------------------------
SUMMARY OF OPERATING RESULTS:
    Tax-equivalent interest income                          $    13,364     $    13,490     $    13,293     $    12,720
    Interest expense                                              3,490           3,961           3,967           4,061
        Tax-equivalent net interest income                        9,874           9,529           9,326           8,659
    Tax-equivalent adjustment                                        76              89              73              63
        Net interest income                                       9,798           9,440           9,253           8,596
    Provision for credit losses                                      35              42             681              77
    Noninterest income                                            2,979           1,700           1,640           1,626
    Noninterest expense                                           7,250           6,716           6,591           6,609
        Income before taxes                                       5,492           4,382           3,621           3,536
    Income tax provision                                          2,015           1,643           1,304           1,198
    Net income                                                    3,477           2,739           2,317           2,338

PER SHARE DATA:
    Net income:
        Basic                                               $      0.49     $      0.39     $      0.33     $      0.33
        Diluted                                                    0.48            0.38            0.32            0.32
    Average number of shares outstanding:
        Basic                                                 7,102,582       7,099,666       7,097,964       7,106,850
        Diluted                                               7,284,434       7,271,809       7,274,443       7,229,773
    Book value, at period end                               $     10.82     $     10.48     $     10.19     $      9.95
    Tangible book value, at period end                            10.82           10.48           10.19            9.95
    Cash dividends declared                                       0.125            0.11            0.11            0.11

PERIOD END DATA:
    Loans, net of unearned income                           $   664,826     $   664,688     $   666,504     $   616,528
    Investment securities and securities
       available-for-sale                                       151,498         178,112         178,040         181,195
    Assets                                                      982,002         990,902         926,166         864,276
    Noninterest-bearing deposits                                171,182         169,726         168,737         150,975
    Interest-bearing deposits                                   559,431         557,675         532,159         501,508
        Total deposits                                          730,613         727,401         700,896         652,483
    Customer funding sources (a)                                878,516         890,807         826,823         759,379
    Stockholders' equity                                         76,923          74,385          72,345          70,606

PERFORMANCE RATIOS:
    Return on average assets                                       1.45%           1.17%           1.06%           1.13%
    Return on average stockholders' equity                        18.39%          14.73%          12.95%          13.48%
    Net interest margin (FTE)                                      4.36%           4.33%           4.53%           4.43%
    Efficiency ratio (FTE) (c)                                    56.41%          59.81%          60.10%          64.26%

CAPITAL RATIOS:
    Period-end capital to risk-weighted assets:
        Tier 1                                                     9.95%           9.50%           9.43%           9.93%
        Total                                                     11.10%          10.63%          10.59%          11.08%
    Period-end tier 1 leverage ratio                               8.48%           8.00%           8.24%           8.41%

ASSET QUALITY:
    Net (charge-offs) recoveries                            $       (36)    $       (61)    $       (43)    $       119
    Nonperforming assets:
        Nonaccrual loans                                            563             710           1,126           1,501
        Loans 90+ days past due and accruing                        168             219             242             323
        Other real estate owned                                     178             443             619           1,182
            Total nonperforming assets and past due loans           909           1,372           1,987           3,006
    Allowance for credit losses to loans, net
         of unearned income, at period-end                         1.33%           1.33%           1.33%           1.33%
    Nonperforming and past-due loans to total
        loans, net of unearned income, at period-end               0.11%           0.14%           0.21%           0.30%
    Nonperforming assets and past-due loans
        to total assets, at period-end                             0.09%           0.14%           0.21%           0.35%
    Annualized net (charge-offs) recoveries to average
          loans, net of unearned income                           -0.02%          -0.04%          -0.03%           0.08%

                                Columbia Bancorp
                            2002 Quarterly Highlights

                                                                4Q02            3Q02            2Q02            1Q02
                                                            -----------------------------------------------------------
NONINTEREST INCOME AND EXPENSE BREAKDOWN:
    Noninterest income:
        Fees charged for deposit services                   $       953     $       886     $       870     $       861
        Gains on sales of mortgage loans, net of costs              890             410             336             462
        Gains (losses) on sales of other assets, net                708              53              --              (4)
        Net income on other real estate owned                        12              17              94             (13)
        Other noninterest income                                    416             334             340             320
                                                            -----------     -----------     -----------     -----------
              Total noninterest income                            2,979           1,700           1,640           1,626
    Noninterest expenses:
        Salaries and employee benefits                            4,011           3,495           3,726           3,552
        Occupancy, net                                              858             844             812             826
        Equipment                                                   454             439             488             471
        Data processing                                             493             399             385             379
        Marketing                                                   197             202             273             215
        Other noninterest expenses                                1,237           1,337             907           1,166
                                                            -----------     -----------     -----------     -----------
              Total noninterest expenses                          7,250           6,716           6,591           6,609

AVERAGE BALANCES:
    Federal funds sold and interest bearing deposits        $    51,423     $    21,830     $     6,046     $     5,258
    Investment securities and securities
        available-for-sale                                      169,630         176,965         178,178         171,778
    Loans, net of unearned income                               688,092         675,066         641,943         615,691
    Total earning assets                                        909,145         873,861         826,167         792,727
    Total assets                                                964,230         928,204         877,436         842,674
    Interest-bearing deposits:
        NOW accounts                                             84,025          75,194          71,863          68,818
        Savings and money market accounts                       186,087         178,603         167,238         163,272
        Time deposits                                           290,054         291,825         275,511         257,076
    Total deposits                                              720,357         700,275         660,967         625,837
    Short-term borrowings (b)                                   136,391         126,933         120,366         121,310
    Long-term borrowings                                         20,000          20,000          20,000          20,000
    Total interest-bearing liabilities                          716,557         692,555         654,978         630,476
    Stockholders' equity                                         75,826          73,788          71,786          70,315

YIELD ANALYSIS:
    Federal funds sold and interest bearing deposits               1.33%           1.69%           1.79%           1.70%
    Investment securities and securities
        available-for-sale                                         4.77%           4.86%           5.10%           5.21%
    Loans, net of unearned income (FTE)                            6.43%           6.60%           6.87%           6.91%
    Total yield on earning assets (FTE)                            5.83%           6.12%           6.45%           6.51%

    Interest-bearing deposits
        NOW accounts                                               0.21%           0.24%           0.24%           0.24%
        Savings and money market accounts                          1.02%           1.30%           1.38%           1.36%
        Time deposits                                              3.15%           3.53%           3.76%           4.27%
    Short-term borrowings                                          1.15%           1.46%           1.67%           1.66%
    Long-term borrowings                                           5.34%           5.34%           5.33%           5.35%
    Total cost of interest-bearing liabilities                     1.93%           2.27%           2.43%           2.61%

----------
(a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.

(b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

(c) The efficiency ratio is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

 Certain reclassifications of information previously reported have been made to conform with current presentation.